                            SECURITIES AND EXCHANGE
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



  Date of report (Date of earliest event reported):         February 11, 2000
                                                    -------------------------



                            ON COMMAND CORPORATION
            (Exact name of registrant as specified in its charter)


          Delaware                  00-21315             77-04535194
(State or other jurisdiction of   (Commission          (I.R.S. Employer
incorporation or organization)      File No.)         Identification No.)



                            6331 San Ignacio Avenue
                          San Jose, California 95119
                   (Address of principal executive offices)

                                (408) 360-4500
             (Registrant's telephone number, including area code)

Item 5.     Other Events
            ------------

  On February 11, 2000, the Board of Directors of On Command Corporation ("On Command") elected two new members to the On Command Board of Directors, Peter May and Charles Lillis. Mr. May and Mr. Lillis also serve on the Board of Directors of Ascent Entertainment Group, Inc. ("Ascent"), which is the majority stockholder of On Command. In addition, in connection with his resignation as a director and executive officer of Ascent, James A. Cronin, III also resigned as Acting Chief Executive Officer of On Command on February 11, 2000. Mr. Cronin will remain as Chairman of On Command and will continue to devote a significant portion of his attention to and will lead On Command's examination of its strategic alternatives.



                                  SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON COMMAND CORPORATION
----------------------



By:  /s/ Arthur M. Aaron
    --------------------
Arthur M. Aaron
Acting General Counsel

Date: February 24, 2000